INTANGIBLE ASSETS AND GOODWILL	12 Months Ended
Feb. 28, 2014
INTANGIBLE ASSETS AND GOODWILL [Abstract]
INTANGIBLE ASSETS AND GOODWILL

9. INTANGIBLE ASSETS AND GOODWILL

Intangible assets are apportioned as follows:

		February 28, 2014				February 28, 2013
		Accumulated		Net Book		Accumulated		Net Book
	Cost	Amortization	Impairment	Value	Cost	Amortization	Impairment	Value
Customer Relationships	1,745	1,544	201	-	1,745	946	201	598
Developed Technology	10,800	1,206	9,594	-	10,800	1,206	9,594	-
Infrastructure Systems Software	2,370	1,212	-	1,158	2,008	535	-	1,473
Computer Software	3,922	3,445	-	477	3,564	2,864	-	700

Total Intangible Assets	18,837	7,407	9,795	1,635	18,117	5,551	9,795	2,771

For the year ended February 28, 2014, the Company recognized amortization of intangible assets of $1,900 [2013 - $3,748]. The Company estimates that it will recognize $1,443 and $192 respectively for the next two succeeding years.

During the year ended February 28, 2013, the Company performed analyses of its intangible assets in order to determine whether the carrying value of those assets exceeded the estimated undiscounted future cash flows expected to result from the use or disposition of those assets. Based upon these analyses, the Company determined that the carrying value of its Customer Relationship and Developed Technology intangible assets were in excess of the relative estimated future cash flows expected to result from their use or disposition. In each case where the fair value of the asset was less than the carrying value, the Company wrote the asset down to its fair value and recorded a corresponding impairment charge. As a result, the Company recorded an impairment charge related to intangible assets of $13,812 during the year ended February 28, 2013. During the year ended February 28, 2013, the Company sold intangible assets with a cost base of $14,525 and a net book value, after impairments and amortization, of nil.

The goodwill impairment test is a three-step process which requires the Company to make assumptions regarding fair value. The first step in the impairment test is to assess qualitative factors to determine whether it is necessary to perform the two-step goodwill impairment test. Because the Company impaired some intangible assets with finite lives, the Company believed there were qualitative factors in-place that would suggest that the two-step goodwill impairment test would need to be performed. The second step consisted of calculating the fair value of our reporting unit. The Company used both a market based approach and an estimate of discounted future cash flows.

In applying the market based approach the Company calculated its market capitalization using values from a reasonable time period around the date of the impairment test. The Company applied a control premium that was identified using recent comparable transactions.

In applying the discounted cash flow methodology, the Company relies on a number of factors, including future business plans, actual and forecasted operating results, and market data. The significant assumptions employed under this method include discount rates; revenue growth rates, including assumed terminal growth rates; and operating margins used to project future cash flows for a reporting unit. The discount rates utilized reflect market based estimates of capital costs and discount rates adjusted for management's assessment of a market participant's view with respect to other risks associated with the projected cash flows of the individual reporting unit. Management estimates are based upon assumptions we believe to be reasonable, but which, by nature, are uncertain and unpredictable.

The annual goodwill impairment analysis for fiscal 2014, performed as at August 31, 2013, did not result in any impairment loss.